2014 Annual Shareholders Meeting 1 February 13, 2014

Forward Looking Statements This presentation contains statements about future events that constitute forward - looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward - looking statements may be identified by reference to a future period or periods, or by the use of forward - looking terminology, such as “may,” “will,” “believe,” “expect,” or similar terms or variations on those terms, or the negative of those terms. Forward - looking statements are subject to numerous risks and uncertainties, including, but not limited to, those risks previously disclosed in the Company’s filings with the SEC, general economic conditions, changes in interest rates, regulatory considerations, competition, technological developments, retention and recruitment of qualified personnel, and market acceptance of the Company’s pricing, products and services, and with respect to the loans extended by the Bank and real estate owned, the following: risks related to the economic environment in the market areas in which the Bank operates, particularly with respect to the real estate market in New Jersey; the risk that the value of the real estate securing these loans may decline in value; and the risk that significant expense may be incurred by the Company in connection with the resolution of these loans. The Company wishes to caution readers not to place undue reliance on any such forward - looking statements, which speak only as of the date made. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions that may be made to any forward - looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2

Company Overview

Magyar Bancorp, Inc. Overview ▪ Magyar Bank, a New Jersey chartered savings bank originally founded in 1922, is the wholly owned subsidiary of Magyar Bancorp, Inc. ▪ Magyar Bancorp, MHC, trades on NASDAQ under the symbol MGYR. Currently 44.9% is owned by public shareholders. ▪ As of September 30, 2013, we had $537.7 million in total assets, $396.8 million in net loans, $453.3 million in deposits and $45.3 million in stockholders’ equity. ▪ Magyar Bank conducts its business from its main office in New Brunswick and five additional branch offices located in North Brunswick, South Brunswick, Branchburg, Bridgewater, and North Edison, New Jersey. 4

5 Magyar Bank Branch Locations Branchburg Bridgewater New Brunswick - HQ North Brunswick Edison South Brunswick

Market Demographic Summary 6 County Total Population 2012 (Actual) 2012 Median Age Annualized 5 - year Projected Population Change (%) Median HH Income 2012 ($) Annualized 5 - year Projected HH Income Change (%) Middlesex 815,917 37.3 0.41 77,407 2.49 Somerset 326,491 40.5 0.43 100,602 1.37 Aggregate: Entire State of New Jersey 8,830,455 39.2 0.24 66,950 3.52 Source: SNL Financial and ESRI based primarily on US Census data. For non - census year data, ESRI uses samples and projections to estimate data.

Deposits by Branch $132.0 $109.2 $97.9 $40.9 $26.2 $29.6 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 New Brunswick - HQ South Brunswick North Brunswick Branchburg Bridgewater (Opened June 2010) Edison (Opened 2011) Dollars in Millions 7 as of 12/31/13

2013 Review ▪ Non - performing loans declined 22% ▪ Non - performing assets declined 9% ▪ Sold twelve properties with a carrying value of $2.9 million in OREO property ▪ Year End Net Interest Margin increased to 3.27% in 2013 compared to 3.21% in 2012 ▪ MGYR stock price up 50.8% from 2013 shareholder meeting date to 2/10/14 ▪ FDIC awarded Magyar with a “Outstanding” rating during it’s recent CRA Exam x Third consecutive CRA Exam Magyar received this rating 8

2013 Review, (cont’d.) ▪ Checking deposits as a percentage of total deposits increased to 30.6% as of 9/30/13 from 22.9% as of 9/30/12 ▪ Certificates of deposit (including IRAs) as a percentage of total deposits declined to 33.9% as of 9/30/13 from 38.0% on 9/30/12. ▪ Non - Interest Expenses declined 2.0% year over year 9

Financial Highlights 10

Asset Trend $565.2 $537.9 $524.0 $508.8 $537.7 $536.6 $480.0 $490.0 $500.0 $510.0 $520.0 $530.0 $540.0 $550.0 $560.0 $570.0 9/30/09 9/30/10 9/30/11 9/30/12 9/30/13 12/31/13 Dollars in Millions Total Assets 11

Loan Composition $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 9/30/09 9/30/10 9/30/11 9/30/12 9/30/13 12/31/13 Dollars in Millions 1-4 Family Residential Commercial Real Estate Construction Commercial/Business HELOC Other 12 $444.8 $408.5 $384.9 $388.9 $399.6 $408.0

Non - Performing Loans $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 9/30/09 9/30/10 9/30/11 9/30/12 9/30/13 12/31/13 Dollars in Thousands Other Home Equity Lines 1-4 Family Residential Commercial Commercial RE Construction $28,000 $33,484 $28,160 $20,074 $15,656 $15,144 13

Other Real Estate Owned $5,562 $12,655 $16,595 $13,381 $14,756 $15,057 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 9/30/09 9/30/10 9/30/11 9/30/12 9/30/13 12/31/13 Dollars in Thousands 14

Sale of Other Real Estate Owned (OREO) ▪ Fiscal Year 2013 - Magyar Bank sold twelve REO properties with an aggregate carrying value of $2.9 million for a net loss of $78,000. ▪ Magyar Bank was able to secure the title for nine other properties totaling $4.3 million during Fiscal Year 2013 . ▪ 1 st Quarter of Fiscal Year 2014 – Magyar Bank sold 1 property totaling $210,000. As of February 7, 2014, Magyar Bank has contracts of sale on 4 properties totaling $2.3 million. ▪ Strategies in addressing REO properties ▪ Aggressively market property to receive full current value ▪ Selling properties to a developer and completing partially completed homes ▪ Transition from sales to rentals to offset carrying costs 15

Non - Performing Assets/Assets 5.93% 5.21% 5.37% 3.95% 2.91% 2.82% 0.98% 2.35% 3.17% 2.62% 2.74% 2.81% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 9/30/09 9/30/10 9/30/11 9/30/12 9/30/13 12/31/13 Non-Performing Loans OREO 16 6.91% 7.56% 8.54% 6.57% 5.65% 5.63%

Deposit Composition $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 $500.0 9/30/09 9/30/10 9/30/11 9/30/12 9/30/13 12/31/13 Dollars in Millions CDs Savings Accounts Money Market Accounts Checking $448.5 $428.0 $424.9 $416.6 $453.3 $440.7 17 CDs as percentage of deposits declined from 49% on 9/30/09 to 35% on 12/31/13

Checking Deposit Growth $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 9/30/09 9/30/10 9/30/11 9/30/12 9/30/13 12/31/13 Dollars in Thousands Non-Interest Checking Interest Checking 18 $84,677 $88,771 $82,161 $95,209 $138,845 $129,769

Quarterly Net Interest Margin 3.35% 3.29% 3.30% 3.30% 3.27% 3.33% 3.24% 3.26% 3.28% 3.30% 3.32% 3.34% 3.36% 3.38% 3.40% 9/30/12 12/31/12 3/31/13 6/30/13 9/30/13 12/31/13 19

3.18% 3.12% 3.16% 3.11% 3.08% 3.17% 3.35% 3.29% 3.30% 3.30% 3.27% 3.33% 2.90% 2.95% 3.00% 3.05% 3.10% 3.15% 3.20% 3.25% 3.30% 3.35% 3.40% 9/30/12 12/31/12 3/31/13 6/30/13 9/30/13 12/31/13 Average - Peer Group Magyar Quarterly Net Interest Margin – MHC Peer 20 MHCs in NJ, NY, CT, PA, DE with Assets $200M - $1.5B – as of 12/31/13 Source: SNL Financial

Pre - Tax Quarterly Net Income (Loss) $384 $414 $(618) $270 $217 $174 $(700) $(600) $(500) $(400) $(300) $(200) $(100) $- $100 $200 $300 $400 $500 9/30/12 12/31/12 3/31/13 6/30/13 9/30/13 12/31/13 Dollars in Thousands 21

Stockholders Equity 22 MGYR Remains Well - Capitalized

Stock Price Performance 23

MGYR Stock Performance (60.00) (40.00) (20.00) 0.00 20.00 40.00 60.00 80.00 100.00 120.00 12/23/09 9/19/10 6/16/11 3/12/12 12/7/12 9/3/13 Percentage Change MGYR SNL U.S. Thrift SNL U.S. Thrift MHCs 24 MGYR Stock Price 12/23/09 - $3.90 2/10/14 - $7.81 100.26% 37.39% 14.40% 2/10/14

Fiscal Year 2014 Outlook 25

Fiscal Year 2014 • Growth in residential and commercial lending • Continued reduction in non - performing assets • Continued focus on non - interest expenses • These strategies will further increase net income and correspond to enhanced shareholder value • Dodd - Frank Impact 26

Questions? 27